SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 8, 2000


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                      1-13507                    04-3373730
 (State or other               (Commission              (1.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                                       04217
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (207) 824-8100

Former name or former address, if changed since last report: Not Applicable




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Item 2. Other Events.

                  See Press Release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  American Skiing Company and MeriStar will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the SEC within 60 days of the date hereof.

         (b)      Pro forma financial information.

                  American Skiing Company and MeriStar will file a proxy statement/prospectus and other relevant documents concerning the proposed merger transaction with the SEC within 60 days of the date hereof.

         (c)      Exhibits.

                  2.1. Agreement and Plan of Merger dated as of December 8, 2000 between American Skiing Company, MeriStar Hotels and Resorts, Inc. and a wholly-owned subsidiary formed by American Skiing Company for purposes of the merger.

                  10.1     Voting  and  Recapitalization  Agreement  dated as of
                           December  8,   2000  among  MeriStar   Hotels  and
                           Resorts, Inc., American Skiing Company, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P., Oak Hill Securities Fund, L.P., Oak Hill Securities Fund II, L.P. Oak Hill Ski, L.P., Madeleine LLC, CEO and Albert Otten Trust f/b/o Mildred Otten.

                  10.2 Voting Agreement dated as of December 8, 2000 among MeriStar Hotels and Resorts, Inc., American Skiing Company, Oak Hill Capital Partners, L.P., Oak Hill Management Partners, L.P., F.W. Hospitality, L.P., Arbor Reit, L.P., and MHX Investors, L.P..

                  99.1. Press Release issued by the Registrant on December 11, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN SKIING COMPANY



Date:    December 11, 2000            /s/ Mark J. Miller
                                   ---------------------------------------------
                                     Name:      Mark J. Miller
                                     Title:     Senior Vice President
                                                Chief Financial Officer
                                                (Principal Financial and
                                                 Accounting Officer)

Date:    December 11, 2000            /s/ Christopher E. Howard
                                   ------------------------------------------
                                     Name:      Christopher E. Howard
                                     Title:     Executive Vice President
                                                (Duly Authorized Officer)

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                                  EXHIBIT INDEX


                  Exhibit
                    No.                              Description

                  2.1 Agreement and Plan of Merger dated as of December 8, 2000 between American Skiing Company, MeriStar Hotels and Resorts, Inc. and a wholly-owned subsidiary formed by American Skiing Company for purposes of the merger.

                  10.1     Voting  and  Recapitalization  Agreement  dated as of
                           December 8,   2000  among  MeriStar   Hotels  and
                           Resorts, Inc., American Skiing Company, Oak Hill Capital Partners, L.P., Oak Hill Capital Management Partners, L.P., Oak Hill Securities Fund, L.P., Oak Hill Securities Fund II, L.P. Oak Hill Ski, L.P., Madeleine LLC, CEO and Albert Otten Trust f/b/o Mildred Otten.

                  10.2     Voting Agreement dated as of  December 8,  2000
                           among MeriStar Hotels and Resorts, Inc., American Skiing Company, Oak Hill Capital Partners, L.P., Oak Hill Management Partners, L.P., F.W. Hospitality, L.P., Arbor Reit, L.P., and MHX Investors, L.P..


                  99.1.    Press   Release   issued   by   the   Registrant   on
                           December 11, 2000.

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